Hims & Hers Health, Inc. Reports First Quarter 2021 Financial Results
Q1 2021 revenue grows 74% year-over-year to $52.3 million
Q1 2021 gross margin of 77% compared to 69% in Q1 2020
Exceeds Q1 2021 guidance, raises full year 2021 revenue expectations

SAN FRANCISCO, May 17, 2021 – Hims & Hers Health, Inc. (“Hims & Hers”, NYSE: HIMS), a multi-specialty telehealth platform that connects consumers to licensed healthcare professionals, today reported financial results for the first quarter ending March 31, 2021.

“Building on our momentum from last year, Hims & Hers kicked off 2021 with a very strong first quarter, delivering robust revenue growth of 74%, gross profit growth of 95%, and ending the quarter with 391,000 subscriptions on our platform, up nearly 80% year-over-year," said Andrew Dudum, CEO and co-founder of Hims & Hers. “We made significant headway on our mission of making the highest quality, personalized healthcare accessible to everyone, and we continued to set ourselves apart in the industry with our unified and fully verticalized front door to care.”

Mr. Dudum continued, “It’s our unique ability to anticipate what’s next, to meet our target consumers where they are, and to deliver a beautiful, digital experience that keeps us at the forefront of the transformation of healthcare.”

Key Business Metrics
(In Thousands, Except AOV)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020

AOV	$74	$69	$67	$58	$52
Net Orders	687	579	582	572	546

Revenue
(In Thousands, Unaudited)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020

Online Revenue	$50,680	$40,091	$38,829	$33,284	$28,524
Wholesale Revenue	1,634	1,375	2,495	2,620	1,539
Total revenue	$52,314	$41,466	$41,324	$35,904	$30,063
Total revenue year-over-year growth	74%	67%	91%	76%	91%

•Revenue was $52.3 million for the first quarter 2021 compared to $30.1 million for the first quarter 2020, an increase of 74% year-over-year.

•Net loss was $(51.4) million for the first quarter 2021 compared to $(6.0) million for the first quarter 2020. The year-over-year increase in net loss was primarily driven by one-time stock-based compensation and transaction bonus expenses related to the merger with Oaktree Acquisition Corp.
•Gross margin was 77% for the first quarter 2021 compared to 69% for the first quarter 2020.
•Adjusted EBITDA was $(8.6) million for the first quarter 2021 compared to $(4.6) million for the first quarter 2020.

A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net loss, its most comparable financial measure under generally accepted accounting principles in the United States (“U.S. GAAP”), has been provided in this press release in the accompanying tables. Additional information about Adjusted EBITDA is also included below under the heading “Non-GAAP Financial Measures”.

Financial Outlook

Hims & Hers provides guidance based on current market conditions and expectations for revenue and Adjusted EBITDA, which is a non-GAAP financial measure.

For the second quarter 2021, we expect:
•Revenue to be in the range of $55 million to $57 million.
•Adjusted EBITDA to be in the range of $(10) million to $(12) million.

For the full year 2021, we expect:
•Revenue to be in the range of $221 million to $227 million.
•Adjusted EBITDA to be in the range of $(35) million to $(45) million.

The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Cautionary Note Regarding Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable U.S. GAAP measure, net loss, because we cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net loss. See “Non-GAAP Financial Measures” for additional important information regarding Adjusted EBITDA.

Conference Call

Hims & Hers will host a conference call to review the first quarter 2021 results on May 18, 2021, at 2:00 p.m. PT. The conference call can be accessed by dialing (833) 900-2256 for U.S. participants and (236) 714-2727 for international participants, and referencing conference ID #8982901. A live audio webcast will be available online at https://investors.forhims.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call at the same link.

About Hims & Hers Health, Inc.

Hims & Hers is a multi-specialty telehealth platform that connects consumers to licensed healthcare professionals, enabling them to access high-quality medical care for numerous conditions related to primary care, mental health, sexual health, dermatology, and more. Launched in November 2017, the company also offers thoughtfully created and curated health and wellness products. With products and services available across all 50 states and Washington, D.C., Hims & Hers is able to provide access to quality, convenient and affordable care for all Americans. Hims & Hers was founded by CEO Andrew Dudum, Hilary Coles, Jack Abraham and Joe Spector at venture studio Atomic in San Francisco, California. For more information about Hims & Hers, please visit forhims.com and forhers.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our financial outlook and guidance, financial and business performance, the underlying assumptions, and statements about events and trends including events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations and objectives, and financial needs, market acceptance and success of our business model, our ability to expand the scope of our offerings, and our ability to comply with the extensive, complex and evolving regulatory requirements applicable to the healthcare industry. These statements are based on management’s current expectations, but actual results may differ materially due to various factors.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the “Risk Factors” section of our most recently filed Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and our subsequent filings with the Securities and Exchange Commission (the “Commission”).

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in reports we have filed or will file with the Commission, including our annual report on Form 10-K for the year ended December 31, 2020, as amended and our subsequent filings with the Commission. In addition, even if our results of operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in such reports, those results or developments may not be indicative of results or developments in subsequent periods.

Key Business Metrics

Average Order Value (“AOV”) is defined as Online Revenue divided by Net Orders (each as defined below).

“Net Orders” are defined as the number of online customer orders minus transactions related to refunds, credits, chargebacks, and other negative adjustments. Net Orders represent transactions made on our platform during a defined period of time and exclude revenue recognition adjustments recorded pursuant to U.S. GAAP.

“Online Revenue” represents the sales of products and services on our platform, net of refunds, credits, chargebacks and includes revenue recognition adjustments recorded pursuant to U.S. GAAP, primarily relating to deferred revenue and returns reserve.

“Wholesale Revenue” represents non-prescription product sales to retailers through wholesale purchasing agreements.

CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Data)

	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$88,169	$27,344
Short-term investments	235,097	72,864
Inventory	4,523	3,543
Prepaid expenses and other current assets	12,407	5,404
Deferred transaction costs	—	3,929
Total current assets	340,196	113,084
Restricted cash, noncurrent	856	1,006
Other long-term assets	4,848	4,607
Total assets	$345,900	$118,697

Liabilities, mezzanine equity, and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$13,233	$8,066
Accrued liabilities	5,823	4,984
Deferred revenue	624	1,272
Warrant liabilities	—	906
Total current liabilities	19,680	15,228
Warrant liabilities	33,370	—
Deferred rent, noncurrent	384	381
Total liabilities	53,434	15,609

Commitments and contingencies

Mezzanine equity:
Redeemable convertible preferred stock par value $0.0001, 275,000,000 and 95,997,674 shares authorized and nil and 93,328,118 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively; liquidation preference of nil and $268,452 as of March 31, 2021 and December 31, 2020, respectively	—	249,962
Total mezzanine equity	—	249,962

Stockholders’ equity (deficit):
Common stock – Class A shares, par value $0.0001, 2,750,000,000 and 166,696,759 shares authorized and 182,973,780 and 46,025,754 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively; Class V shares, par value $0.0001, 10,000,000 shares authorized and 8,377,623 shares issued, and outstanding as of March 31, 2021; Class F shares, par value $0.0001, 6,941,352 shares authorized, issued, and outstanding as of December 31, 2020	18	—
Additional paid-in capital	515,216	24,429
Accumulated other comprehensive loss	(72)	(11)
Accumulated deficit	(222,696)	(171,292)
Total stockholders’ equity (deficit)	292,466	(146,874)
Total liabilities, mezzanine equity, and stockholders’ equity (deficit)	$345,900	$118,697

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In Thousands, Except Share and Per Share Data, Unaudited)

	Three Months Ended March 31,
	2021	2020

Revenue	$52,314	$30,063
Cost of revenue	12,067	9,444
Gross profit	40,247	20,619
Gross margin %	77%	69%

Operating expenses:(1)
Marketing	26,958	12,773
Selling, general, and administrative	61,698	14,064
Total operating expenses	88,656	26,837
Loss from operations	(48,409)	(6,218)

Other income (expense):
Interest expense	—	(10)
Other (expense) income, net	(2,905)	230
Loss before provision for income taxes	(51,314)	(5,998)
Provision for income taxes	(90)	(35)
Net loss	(51,404)	(6,033)
Other comprehensive loss	(61)	(42)
Total comprehensive loss	$(51,465)	$(6,075)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.34)	$(0.17)
Weighted average shares outstanding:
Basic and diluted	153,080,538	34,610,061
______________
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2021	2020
Marketing	$1,846	$291
Selling, general, and administrative	32,384	1,113
Total stock-based compensation expense	$34,230	$1,404

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands, Unaudited)

	Three Months Ended March 31,
	2021	2020
Operating activities
Net loss	$(51,404)	$(6,033)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	394	180
Stock-based compensation	34,230	1,404
Change in fair value of warrant liabilities	2,681	(71)
Warrant expense in connection with Merger	154	—
Amortization of debt issuance costs	144	84
Noncash other	452	(16)
Changes in operating assets and liabilities:
Inventory	(980)	(2,000)
Prepaid expenses and other current assets	(7,147)	(471)
Other long-term assets	(58)	733
Accounts payable	5,117	674
Accrued liabilities	1,114	199
Deferred revenue	(648)	126
Deferred rent	3	—
Net cash used in operating activities	(15,948)	(5,191)

Investing activities
Purchases of investments	(172,021)	(17,642)
Maturities of investments	9,500	19,200
Proceeds from sales of investments	—	6,400
Investment in website development and internal-use software	(740)	(452)
Purchases of property, equipment, and intangible assets	(63)	(273)
Net cash (used in)/provided by investing activities	(163,324)	7,233

Financing activities
Proceeds from issuance of redeemable convertible preferred stock	—	31,600
Payments for issuance costs of convertible preferred stock	—	(89)
Pre-closing stock repurchase	(22,027)	—
Proceeds from issuance of common stock upon Merger	197,686	—
Proceeds from PIPE	75,000	—
Payments for transaction costs	(12,794)	—
Repayment of promissory notes associated with vested and unvested shares	1,193	—
Proceeds from exercise of Class A common stock warrants	807	—
Proceeds from exercise of vested and unvested stock options, net of repurchases	80	(18)
Repayments of principal on term loan	—	(1,158)
Net cash provided by financing activities	239,945	30,335
Foreign currency effect on cash and cash equivalents	2	(9)
Increase in cash, cash equivalents, and restricted cash	60,675	32,368
Cash, cash equivalents, and restricted cash at beginning of the year	28,350	22,797
Cash, cash equivalents, and restricted cash at end of the three-month period	$89,025	$55,165

Supplemental disclosures of cash flow information
Cash paid for taxes	$59	$69
Cash paid for interest	$—	$8
Noncash investing and financing activities
Recapitalization of redeemable convertible preferred stock from pre-closing stock repurchase	$125	$—
Conversion of redeemable convertible preferred stock to common stock	$249,837	$—
Assumption of Merger warrants liability	$51,814	$—
Exercise of Private Placement Warrants and Public Warrants	$20,871	$—
Reclassification of deferred transaction costs	$3,929	$—
Conversion of Series D preferred stock warrants to Class A common warrants	$1,160	$—
Change in transaction costs payable	$511	$—
Vesting of early exercised stock options	$54	$11
Expiration of Class A common stock redemption right	$—	$4,500

Non-GAAP Financial Measures:

In addition to our financial results determined in accordance with U.S. GAAP, we present Adjusted EBITDA, a non-GAAP financial measure. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when taken together with the corresponding U.S. GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. We believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with U.S. GAAP. Investors are encouraged to review net loss and the reconciliation of Adjusted EBITDA to net loss, and not to rely on any single financial measure to evaluate our business.

Adjusted EBITDA is a key performance measure that our management uses to assess our operating performance. Because Adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. “Adjusted EBITDA” is defined as net loss before depreciation and amortization, provision for income taxes, interest income, interest expense, amortization of debt issuance costs, stock-based compensation, change in fair value of warrant liability, and one-time Merger bonuses and warrant expense.

Net Loss to Adjusted EBITDA Reconciliation
(In Thousands, Unaudited)

	Three Months Ended March 31,
	2021	2020

Net loss	$(51,404)	$(6,033)
Depreciation and amortization	394	180
Provision for income taxes	90	35
Interest income	(82)	(242)
Interest expense	—	10
Amortization of debt issuance costs	144	84
Stock-based compensation	34,230	1,404
Change in fair value of warrant liability	2,681	(71)
Merger bonuses	5,219	—
Warrant expense in connection with Merger	154	—
Adjusted EBITDA	$(8,574)	$(4,633)

Contacts:
Investor Relations
Bob East or Jordan Kohnstam
Westwicke, an ICR company
HIMS-IR@westwicke.com

Media Relations
Press@forhims.com